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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FLEX LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(4)	Date Filed:

 FLEX LTD.
(Company Registration No. 199002645H)
(Incorporated in Singapore)

July 5, 2018

Dear Shareholder,

FLEX LTD. (the "Company")
ANNUAL REPORT 2018, AGM NOTICE, PROXY STATEMENT, FORM 10-K AND AUDITED SINGAPORE FINANCIAL STATEMENTS

        We are pleased to inform you that our Annual Report for the financial year ended March 31, 2018 ("AR 2018"), Notice of Annual General Meeting dated July 5, 2018 ("AGM Notice"), Proxy Statement dated July 5, 2018 ("Proxy Statement"), Form 10-K for the financial year ended March 31, 2018 ("Form 10-K") and Singapore audited financial statements for the financial year ended March 31, 2018 ("Financial Statements") will be available on the Company's website at www.flex.com (the "Flex Website"). This is part of our ongoing green initiative to reduce paper usage and contribute to greater environmental sustainability.

AGM Materials hosted on the Flex Website

        The AR 2018, AGM Notice, Proxy Statement, Form 10-K and Financial Statements will be found under "Financials" in the "Investor Relations" section of the Flex Website. As the AR 2018, AGM Notice, Proxy Statement, Form 10-K and Financial Statements are in Portable Document Format (PDF), you may need a PDF viewer software or application. To open and/or save the relevant document, click on the link to the document.

AGM Materials hosted on the Broadridge Website

        The AR 2018, AGM Notice and Proxy Statement have also been made available on Broadridge's website at www.proxyvote.com (the "Broadridge Website"). To access such materials, you will need the information in the box marked by the arrow set forth on the Notice of Availability of Proxy Materials on the Internet that has been provided to you along with this letter. As with the process to access the AGM Materials described above, you may need a PDF viewer software or application. To open and/or save the relevant document, click on the link to the document and follow the instructions for opening and/or saving the document.

        The latest version of Adobe Acrobat Reader is available free of charge at https://get.adobe.com/reader/ to anyone that wishes to use it to view PDF files.

Thank you for your understanding and support.

Yours faithfully for and on behalf of FLEX LTD.

Tay Hong Chin Regina Company Secretary Singapore July 5, 2018

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FLEX LTD. (Company Registration No. 199002645H) (Incorporated in Singapore)